Exhibit 10.1

AMENDMENT NO. 5

TO

LOAN AND SECURITY AGREEMENT

AND WAIVER

           THIS AMENDMENT NO. 5 AND WAIVER ("Amendment No. 5 and Waiver") is entered into as of June 30, 2002 by and between SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), SYSTEMAX MANUFACTURING INC. (formerly known as Midwest Micro Corp.), a corporation organized under the laws of the State of Delaware ("SMI"), GLOBAL COMPUTER SUPPLIES INC. (successor by merger to Continental Dynamics Corp.), a corporation organized under the laws of the State of New York ("GCS"), GLOBAL EQUIPMENT COMPANY, INC., a corporation organized under the laws of the State of New York ("GEC"), TIGER DIRECT, INC., a corporation organized under the laws of the State of Florida ("Tiger"), DARTEK CORPORATION, a corporation organized under the laws of the State of Delaware ("Dartek"), NEXEL INDUSTRIES, INC., a corporation organized under the laws of the State of New York ("NII"), MISCO AMERICA INC., a corporation organized under the laws of the State of Delaware ("Misco"), SYSTEMAX RETAIL SALES INC., a corporation organized under the laws of the State of Delaware ("SRS"), PAPIER CATALOGUES, INC., a corporation organized under the laws of the State of New York ("PCI"), CATALOG DATA SYSTEMS, INC., a corporation organized under the laws of the State of New York ("CDS"), MILLENNIUM FALCON CORP., a corporation organized under the laws of the State of Delaware ("MFC"), TEK SERV INC., a corporation organized under the laws of the State of Delaware ("TSI"), B.T.S.A., Inc., a corporation organized under the laws of the State of New York ("BTSA") and KEYBOARDMALL.COM INC., a corporation organized under the laws of the State of Delaware ("KMC") (SYX, SMI, GCS, GEC, Tiger, Dartek, NII, Misco, SRS, PCI, CDS, MFC, TSI, BTSA and KMC, each a "Borrower" and jointly and severally the "Borrowers"), the lenders who are parties to the Loan Agreement, as defined herein ("Lenders") and JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, as agent for the Lenders ("Agent").

BACKGROUND

           Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of June 13, 2001 (as amended by Amendment No. 1 to Loan and Security Agreement dated as of September 1, 2001, Amendment No. 2 to Loan and Security Agreement and Consent dated as of December 13, 2001, Amendment No. 3 to Loan and Security Agreement dated as of December 20, 2001 and Amendment No. 4 to Loan and Security Agreement and Consent dated as of April 18, 2002, and as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders provide Borrowers with certain financial accommodations.

           Borrowers have informed Agent and Lenders that, due to the write-off of approximately $66,245,000 attributable to goodwill and computer systems (the "Write-Off"), an Event of Default will have occurred and be continuing under Section 7.19 of the Loan Agreement for the period ending June 30, 2002 ("Existing Default") and for the following three fiscal quarters. Borrowers have requested Agent and Lenders to waive the Existing Default and modify certain provisions of the Loan Agreement so as to eliminate the effect of the Write-Off on subsequent fiscal periods. Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

           NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.      Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

          2.       Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

(a) The definition of "Fixed Charge Coverage" is hereby amended by adding the following parenthetical immediately after the word "EBITDA" appearing on the second line thereof:

(excluding, for the fiscal periods ending September 30, 2002, December 31, 2002 and March 31, 2003, Borrowers' write-off of up to $66,245,000 of amounts attributable to goodwill and computer systems)

(b) The date "June 30, 2002" appearing in Section 7.18 is deleted and the date "June 30, 2003" is inserted in lieu thereof.

          3.       Waiver. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent and Lenders hereby waive the Existing Default. Such waiver is limited precisely to the Existing Default as provided for herein and shall not be deemed a waiver to or modification of any other Default, Event of Default or other provision of the Loan Agreement.

          4.       Conditions of Effectiveness. This Amendment No. 5 and Waiver shall become effective as of the date upon which Agent shall have received (a) four (4) copies of this Amendment No. 5 and Waiver executed by Borrowers, Supermajority Lenders and each Guarantor and (b) a waiver and amendment fee in the sum of $25,000.

          5.       Release. Each Borrower hereby releases, remises, acquits and forever discharges each Lender and Agent and each Lender's and Agent's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or the Other Documents (all of the foregoing hereinafter called the "Released Matters"). Each Borrower acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

          6.       Representations and Warranties. Borrowers hereby represent and warrant as follows:

(a) This Amendment No. 5 and Waiver and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment No. 5 and Waiver, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 5 and Waiver.

(c) Except for the Existing Default, which is the subject of the waiver set forth above, no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 5 and Waiver.

(d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

          7.       Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment No. 5 and Waiver, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment No. 5 and Waiver shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

          8.       Governing Law. This Amendment No. 5 and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

          9.       Headings. Section headings in this Amendment No. 5 and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 5 and Waiver for any other purpose.

          10.       Counterparts; Telecopied Signatures. This Amendment No. 5 and Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

          IN WITNESS WHEREOF, this Amendment No. 5 and Waiver has been duly executed as of the day and year first written above.

SYSTEMAX INC. By: /s/ Steven M. Goldschein Name: Steven M. Goldschein Title: Senior Vice President

SYSTEMAX MANUFACTURING INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY, INC.
TIGER DIRECT, INC.
DARTEK CORPORATION
NEXEL INDUSTRIES, INC.
MISCO AMERICA INC.
SYSTEMAX RETAIL SALES INC.
PAPIER CATALOGUES, INC.
CATALOG DATA SYSTEMS, INC.
MILLENNIUM FALCON CORP.
TEK SERV INC.
B.T.S.A., INC.
KEYBOARDMALL.COM INC.

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
Title: Senior Vice President

JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Lender and as Agent By: /s/ Donna M. DiForio Name: Donna M. DiForio Title: Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION, as Lender and as Co-Agent By: /s/ Michael S. Burns Its: Senior Vice President

GMAC COMMERCIAL CREDIT LLC, as Lender By: /s/ David M. Duffy Its: Senior Vice President

ACKNOWLEDGED AND AGREED:

SYSTEMAX SUWANEE LLC

By: Systemax Inc., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Senior Vice President

THE MILLENNIUM GROUP LLC
By: Millennium Falcon Corp., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Vice President

By: WRD Sales, Inc., Member

By: /s/ William R. Davis
       Name: William R. Davis
       Title: CEO